                                  EXHIBIT 10.34

               FORM OF WARRANT BETWEEN THE COMPANY AND THE SELLING
                                SECURITY HOLDERS

NEITHER THIS WARRANT NOR THE WARRANT SHARES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE CORPORATION WILL NOT TRANSFER THIS WARRANT OR THE WARRANT SHARES UNLESS (i) THERE IS AN EFFECTIVE REGISTRATION COVERING SUCH WARRANT OR SUCH WARRANT SHARES, AS THE CASE MAY BE, UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATES SECURITIES LAWS, (ii) IT FIRST RECEIVES A LETTER FROM AN ATTORNEY, ACCEPTABLE TO THE BOARD OF DIRECTORS AND ITS AGENTS, STATING THAT IN THE OPINION OF THE ATTORNEY THE PROPOSED TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND UNDER ALL APPLICABLE STATE SECURITIES LAWS, OR (iii) THE TRANSFER IS MADE PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OF 1933.


                                   ONTRO, INC.

No. W-17                                                WARRANT TO SUBSCRIBE FOR
                                                   41,176 SHARES OF COMMON STOCK


                          COMMON STOCK PURCHASE WARRANT


                                                                OCTOBER 27, 1997

                         NOT TRANSFERABLE OR EXERCISABLE
                     EXCEPT UPON CONDITIONS HEREIN SPECIFIED

                    ----------------------------------------

     THIS CERTIFIES that, for value received, GRANT KING ("Holder") is entitled to subscribe for and purchase from ONTRO, INC., a California corporation (hereinafter called the "Corporation"), Forty One Thousand One Hundred Seventy-Six (41,176) shares of Common Stock, (the "Common Stock"), of the Corporation (such shares to be subject to adjustment in accordance with Section 3 hereof, hereinafter sometimes called the "Warrant Shares") at an exercise price of Six Dollars and Forty Cents ($6.40) per share at any time or from time to time during the Initial Exercise Period and thereafter at the price and on the terms specified during the Secondary Exercise Period, each as defined in Section 1 hereof ("Exercise Price").

     Section 1.   EXERCISE OF WARRANT.

          (a) The rights represented by this Warrant may be exercised by the holder hereof, in whole at any time or in part from time to time during the applicable Exercise Period, but not as to a fractional share of Common Stock, by the surrender of this Warrant (properly endorsed) at the office of the Corporation, at 12675 Danielson Court, Suite 401, Poway, CA 92064 (or at such other agency or office of the Corporation in the United States of America as the Corporation may designate by notice in writing to the holder hereof at the address of such holder appearing on the books of the Corporation), and by payment to the Corporation of the Exercise Price in cash or by certified or official bank check in United States Dollars for each share being purchased.

          (b) In the event of any exercise of the rights represented by this Warrant, (i) a certificate or certificates for the shares of Common Stock so purchased, registered in the name of the person entitled to receive the same, shall be mailed to the Holder within a reasonable time after the rights represented by this Warrant shall have been so exercised; provided, however, that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the registered Holder thereof, and the Corporation shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid; and (ii) unless this Warrant has expired, a new Warrant representing the number of shares (except a remaining fractional share), if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof within such time. The person in whose name any certificate for shares of Common Stock is issued upon exercise of this Warrant, shall for all purposes be deemed to have become the Holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Corporation are closed, such person shall be deemed to have become the Holder of record of such shares at the close of business on the next succeeding date on which the stock transfer books are open. The issuance of any shares of Common Stock pursuant to the terms of this Warrant shall at all times be subject to compliance with all requirements of the Securities Act of 1933, as amended, and with all applicable foreign and state securities and blue sky laws then in effect.

          (c) As used herein, the following terms shall have the following meanings:

                  (i) "CLOSING PRICE" on any Trading Day shall mean the reported last sales price of a share of Common Stock, regular way, on such Trading Day, or in case no sale takes place on such Trading Day, the average of the last reported closing bid and asked prices, regular way, in each case on the principal national securities exchange on which the Common Stock is then listed or admitted to trading or, if the Common Stock is not then listed or admitted to trading on any national securities exchange, the highest closing sales price or, if no sale takes place on such Trading Day, the average of the closing bid and asked prices of a share of Common Stock in the over-the-counter market as shown on NASDAQ or, if the Common Stock is not then quoted in such system, as reported on the OTC Bulletin Board or as published by the National Quotation Bureau, Incorporated or any similar successor organization, and in either case as reported by any member firm of the New York Stock Exchange selected by the Corporation.

                  (ii) "EXERCISE PERIOD" shall mean the period beginning on the commencement of the earlier of the Initial Exercise Period or the Secondary Exercise Period and ending on the end of the applicable Exercise Period, subject to earlier termination in accordance with the following provisions. The period defined herein includes both the Initial Exercise Period and the Secondary Exercise Period, as defined below. If, at any time after the date hereof, the Closing Price of the Corporation's Common Stock exceeds $8.00 per share for any 20 out of any 30 consecutive Trading Days, the Corporation may, upon giving written notice to the Holders of the Warrants, no later than 10 days after the end of any such 30-day period, notify the Holders of outstanding Warrants that the Exercise Period will terminate on a date specified by the Corporation in such notice which shall not be earlier than the 45th day after the end of such 30-day period. Notwithstanding the foregoing sentence, the Corporation will not be permitted to accelerate the termination of the Exercise Period as set forth above unless the Corporation has an effective registration statement covering all of the Warrant Shares at the time the Corporation provides notice of the acceleration of the termination of the Exercise Period and the Corporation has reason to believe, and in good faith does believe, such registration statement shall remain in effect throughout the Exercise Period, as accelerated.

                         The Corporation shall:  (A) take all action reasonably
necessary to keep such registration statement effective for a period of not less than six months after the termination of the accelerated exercise period, including, without limitation the filing of all such amendments and supplements as may be necessary to keep such registration statement effective; and (B) use its best efforts to register or qualify the Warrant Shares covered by the aforesaid registration statement under the securities or blue sky laws of such jurisdiction as any Holders of the Warrants and Warrant Shares shall reasonably request (provided, the Company shall not be required to consent to general service of process for all purposes of any jurisdiction where it is not then qualified) and do any and all other acts or things which may be reasonably necessary or advisable to enable such seller to consummate the public sale or other disposition in such jurisdictions of such securities.

                  (iii) "INITIAL EXERCISE PERIOD" shall mean the period beginning March 1, 1998 and ending on the earlier of the 36th monthly anniversary of the date hereof, or the effective date of any registration statement covering any of the Common Stock of the Corporation.

                  (iv) "SECONDARY EXERCISE PERIOD" shall mean the period, if any, beginning on the effective date of any registration statement covering any of the Common Stock of the Corporation ("Effective Date") and ending on the 36th monthly anniversary of the Effective Date. During this period, the Exercise Price shall be equal to One Hundred Fifty Percent (150%) of the issue price of the Common Stock as set forth in the registration statement and the terms of this Warrant shall be the same as the terms of the warrants, if any, covered by the registration statement, including the Exercise Price provided therein and except that this Warrant will not be covered by the registration statement and will continue to bear the restrictive legend set forth on the first page hereof notwithstanding that the Warrant Shares may be included therein.

                  (v) "TRADING DAY" shall mean any day on which the principal national securities exchange or over-the-counter market in which the Common Stock is traded is open for business and in which there is no restriction on trading in the Common Stock.

     Section 2. COVENANTS AS TO COMMON STOCK. The Corporation covenants and agrees all Warrant Shares will, upon issuance, be validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. The Corporation further covenants and agrees the Corporation will at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of its common stock to provide for the exercise of the rights represented by this Warrant. If and so long as the Common Stock issuable upon the exercise of this Warrant is listed on any national securities exchange, the Corporation will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all of the Warrant Shares.

     Section 3.   TRANSFER.

          (a) SECURITIES LAWS. Neither this Warrant nor the Warrant Shares have been registered under the Securities Act of 1933. The Corporation will not transfer this Warrant or the Warrant Shares unless (i) there is an effective registration covering such Warrant or such shares, as the case may be, under the Securities Act of 1933 and applicable states securities laws, (ii) it first receives a letter from an attorney, acceptable to the Corporation's board of directors or its agents, stating that in the opinion of the attorney the proposed transfer is exempt from registration under the Securities Act of 1933 and under all applicable state securities laws, or (iii) the transfer is made pursuant to Rule 144 under the Securities Act of 1933.

          (b) COMPLIANCE WITH BLUE SKY LAWS. The Corporation will be able to issue the Warrant Shares upon exercise of the Warrant only if there is a then current Offering Memorandum or registration statement available for and distributed to the Warrant Holders relating to such Common Stock, and only if such Warrant and Common Stock is qualified for sale or exempt from qualification under applicable state securities laws of the jurisdiction in which the Holders of the Warrants reside. The Corporation reserves the right in its sole discretion to determine not to apply for exemptions or to register such Common Stock in any jurisdiction where the time and expense do not justify the costs of such exemption filing or registration. The Warrants may be deprived of any value in the event the Corporation does not satisfy or the Corporation chooses not to satisfy any such requirements. Although it is the present intention of the Corporation to satisfy such requirements, there can be no assurance the Corporation will be able to do so; provided, however, the Corporation will not be permitted to accelerate the termination of the Exercise Period of these Warrants unless such acceleration is accomplished in full compliance with
Section 1(c)(ii) hereof.

          (c) INVESTMENT REPRESENTATIONS. The Holder of the Warrant agrees and acknowledges the Warrant is being purchased for his own account, for investment purposes only, that he either has a prior personal or business relationship with the officers, directors or controlling persons, or by reason of his business or financial experience, or the business or financial experience of he and his professional advisors who are unaffiliated with and not compensated by the Corporation, could be reasonably assumed to have the capacity to protect his own interests in connection with the purchase of and the exercise of the Warrants, and not for the account of any other person, and not with a view to distribution, assignment or resale to others or to fractionalization in whole or in part, and the Holder further represents, warrants and agrees as follows: no other person has or will have a direct or indirect beneficial interest in this Warrant and the Holder will not sell, hypothecate or otherwise transfer his Warrant except in accordance with the Act and applicable state securities laws or unless, in the opinion of counsel for the Holder acceptable to the Corporation, an exemption from the registration requirements of the Act and such state laws is available.

          (d) CONDITIONS TO TRANSFER. Prior to any such proposed transfer, and as a condition thereto, if such transfer is not made pursuant to an effective registration statement under the Securities Act, the Holder will, if requested by the Corporation, deliver to the Corporation (i) an investment covenant signed by the proposed transferee, (ii) an agreement by such transferee that the restrictive investment legend set forth above be placed on the certificate or certificates representing the securities acquired by such transferee, (iii) an agreement by such transferee that the Corporation may place a "stop transfer order" with its transfer agent or registrar, and (iv) an agreement by the transferee to indemnify the Corporation to the same extent as set forth in the next succeeding paragraph.

          (e) INDEMNITY. The Holder acknowledges the Holder understands the meaning and legal consequences of this Section, and the Holder hereby agrees to indemnify and hold harmless the Corporation, its representatives and each officer, director, agent, and legal counsel thereof from and against any and all loss, damage or liability (including all attorneys' fees and costs incurred in enforcing this indemnity provision) due to or arising out of (a) the inaccuracy of any representation or the breach of any warranty of the Holder contained in, or any other breach of, this Warrant, (b) any transfer of any of this Warrant or the Warrant Shares in violation of the Securities Act of 1933, the Securities Exchange Act of 1934, as amended, or the rules and regulations promulgated under either of such acts, (c) any transfer of this Warrant or any of the Warrant Shares not in accordance with this Warrant or (d) any untrue statement or omission to state any material fact in connection with the investment representations or with respect to the facts and representations supplied by the Holder to counsel to the Corporation upon which its opinion as to a proposed transfer shall have been based.

          (f) HOLDBACK PERIOD AND TRANSFER. Except as specifically restricted hereby, this Warrant and the Warrant Shares issued may be transferred by the Holder in whole or in part at any time or from time to time. In the event the Corporation publicly offers shares of its Common Stock, the Warrant Shares may not be sold from the date of the Corporation's initial public offering of securities for the period set forth in any agreement between the Company and any underwriter or managing broker of such public offering. Upon surrender of this Warrant certificate to the Corporation or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, and upon compliance with the foregoing provisions, the Corporation shall, without charge, execute and deliver a new Warrant certificate in the name of the assignee named in such instrument of assignment, and this Warrant certificate shall promptly be canceled. Any assignment, transfer, pledge, hypothecation or other disposition of this Warrant attempted contrary to the provisions of this Warrant, or any levy of execution, attachment or other process attempted upon this Warrant, shall be null and void and without effect.

     Section 4. RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Corporation, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant.

     Section 5.   ANTI-DILUTION PROVISIONS.

          (a)     STOCK SPLITS, DIVIDENDS, ETC.

                  (i) If the Corporation shall at any time after the date hereof subdivide its outstanding shares of Common Stock (or other securities at the time receivable upon the exercise of the Warrant) by recapitalization, reclassification or split-up thereof, or if the Corporation shall declare a stock dividend or distribute shares of Common Stock to its stockholders, the number of shares of Common Stock subject to this Warrant immediately prior to such subdivision shall be proportionately increased, and if the Corporation shall at any time combine the outstanding shares of Common Stock by recapitalization, reclassification or combination thereof, the number of shares of Common Stock subject to this Warrant immediately prior to such combination shall be proportionately decreased. Any such adjustment and adjustment to the Exercise Price pursuant to this Section shall be effective at the close of business on the Effective Date of such subdivision or combination or if any adjustment is the result of a stock dividend or distribution then the Effective Date for such adjustment based thereon shall be the record date therefor.

                  (ii) Whenever the number of shares of Common Stock purchasable upon the exercise of this Warrant is adjusted, as provided in this Section, the Exercise Price shall be adjusted to the nearest cent by multiplying such Exercise Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.

          (b) ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION, MERGER, ETC. In case of any reorganization of the Corporation (or any other corporation, the securities of which are at the time receivable on the exercise of this Warrant) after the date hereof, or in case after such date the Corporation (or any such other corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then, and in each such case, the Holder of this Warrant upon the exercise as provided in
Section 1 at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the securities and property receivable upon the exercise of this Warrant prior to such consummation, the securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto; in each such case, the terms of this Warrant shall be applicable to the securities or property received upon the exercise of this Warrant after such consummation.

          (c) CERTIFICATE AS TO ADJUSTMENTS. In each case of an adjustment in the number of shares of Common Stock receivable on the exercise of this Warrant, the Corporation at its expense shall promptly compute such adjustment in accordance with the terms of the Warrant and prepare a certificate executed by an officer of the Corporation setting forth such adjustment and showing the facts upon which such adjustment is based. The Corporation shall forthwith mail a copy of each such certificate to each Holder.

          (d)     NOTICES OF RECORD DATE, ETC.  In case:

                  (i) the Corporation shall take a record of the holders of its Common Stock (or other securities at the time receivable upon the exercise of the Warrant) for the purpose of entitling them to receive any dividend (other than a cash dividend at the same rate as the rate of the last cash dividend theretofore paid) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities, or to receive any other right; or

                  (ii) of any voluntary or involuntary dissolution, liquidation or winding-up of the Corporation, then, and in each such case, the Corporation shall mail or cause to be mailed to each Holder a notice specifying, as the case may be, (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any, to be fixed, as to which the holders of record of Common Stock (or such other securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least twenty (20) days prior to the date therein specified, and this Warrant may be exercised prior to said date during the term of the Warrant.

          (e) THRESHOLD FOR ADJUSTMENTS. Anything in this Section to the contrary notwithstanding, the Corporation shall not be required to give effect to any adjustment until the cumulative resulting adjustment in the Exercise Price pursuant to this Section shall have required a change of the Exercise Price by at least $.20, but when the cumulative net effect of more than one adjustment so determined shall be to change the Exercise Price by at least $.40, such full change in the Exercise Price shall thereupon be given effect. No adjustment shall be made by reason of the issuance of shares upon conversion rights, stock issuance rights or similar rights currently outstanding or any change in the number of treasury shares held by the Corporation.

     Section 6. LEGEND AND STOP TRANSFER ORDERS. Unless the Warrant Shares have been registered under the Securities Act, upon exercise of any of this Warrant and the issuance of any of the Warrant Shares, the Corporation shall instruct its transfer agent, if any, to enter stop transfer orders with respect to such shares, and all certificates representing shares of Warrant Shares shall bear on the face thereof substantially the following legend:

          This certificate has not been registered under the Securities Act of 1933. The Corporation will not transfer this certificate unless (i) there is an effective registration covering the shares represented by this certificate under the Securities Act of 1933 and all applicable state securities laws, (ii) it first receives a letter from an attorney, acceptable to the board of directors or its agents, stating that in the opinion of the attorney the proposed transfer is exempt from registration under the Securities Act of 1933 and under all applicable state securities laws, (iii) the transfer is made pursuant to Rule 144 under the Securities Act of 1933.

     Section 7. OFFICER'S CERTIFICATE. Whenever the number or kind of securities purchasable upon exercise of this Warrant or the Exercise Price shall be adjusted as required by the provisions hereof, the Corporation shall forthwith file with its Secretary or Assistant Secretary at its principal office and with its stock transfer agent, if any, an officer's certificate showing the adjusted number of kind of securities purchasable upon exercise of this Warrant and the adjusted Exercise Price determined as herein provided and setting forth in reasonable detail such facts as shall be necessary to show the reason for and the manner of computing such adjustments. Each such officer's certificate shall be made available at all reasonable times for inspection by the Holder and the Corporation shall, forthwith after each such adjustment, mail by certified mail a copy of such certificate to the Holder.

     Section 8. TRANSFER OF WARRANT. Subject to Section 3 hereof, this Warrant and all rights hereunder are transferable in whole (or in part), at the agency of office of the Corporation referred to in Section 1 hereof by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed. Each taker and Holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed, in blank, shall be deemed negotiable, and, when so endorsed the Holder hereof may be treated by the Corporation and all other persons dealing with this Warrant as the absolute owner hereof for all purposes and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Corporation, any notice to the contrary notwithstanding; but until each transfer on such books, the Corporation may treat the registered Holder hereof as the owner hereof for all purposes.

     Section 9. ELIMINATION OF FRACTIONAL INTERESTS. The Corporation shall not be required to issue stock certificates representing fractions of shares of Common Stock, nor shall it be required to issue script or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated.

     Section 10. EXCHANGE OF WARRANT. Subject to the limitations set forth herein this Warrant is exchangeable, upon the surrender hereof by the Holder hereof at the office or agency of the Corporation designated in Section 1 hereof, for a new Warrant of like tenor representing the right to subscribe for and purchase the number of Warrant Shares which may be subscribed for and purchased hereunder.

     Section 11. NOTICES TO WARRANT HOLDERS. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent to or receive notice as a shareholder in respect of any meetings of shareholders for the election of Directors or any other matter, or as having any rights whatsoever as a shareholder of the Corporation. If, however, at any time prior to the expiration of the Warrant and prior to its exercise, any of the following events shall occur:

          (a) The Corporation shall offer to all of the holders of its Common Stock any additional shares of stock of the Corporation or securities convertible into or exchangeable for shares of stock of the Corporation, or any option, right or warrant to subscribe therefor; or

          (b) A dissolution, liquidation or winding up of the Corporation (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety (whether by merger, consolidation or sale of assets) shall be proposed; then, in any one or more of said events, the Corporation shall give written notice of such events at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the shareholders entitled to such convertible or exchangeable securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the issuance of any convertible or exchangeable securities, or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding up or sale.

     Section 12. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. Upon surrender by the Holder of this Warrant to the Corporation, the Corporation at its expense will issue in exchange therefor, and deliver to such Holder, a new Warrant.
Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Warrant, and in the case of any such loss, theft or destruction, upon delivery by such Holder of an indemnity agreement or security satisfactory to the Corporation, and in case of any such mutilation, upon surrender and cancellation of this Warrant, the Corporation, upon reimbursement of all reasonable expenses incident thereto, will issue and deliver to such Holder a new Warrant of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrant. Any Warrant delivered to such Holder in accordance with this Section 12 shall bear the same securities legends as the Warrant which it replaced.

     Section 13. GOVERNING LAW. This Warrant shall be governed by, and construed in accordance with, the laws of the State of California applicable to contracts made therein.

     Section 14. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested:

          (a) If to the registered Holder of this Warrant, to the address of such Holder as shown on the books of the Corporation; or

          (b) If to the Corporation, at 12675 Danielson Court, Suite 401, Poway, Ca. 92064 Attn: James A. Scudder.

     Section 15. SUCCESSORS. All the covenants, agreements, representations and warranties contained in this Warrant shall bind the parties hereto and their respective heirs, executors, administrators, distributees, successors and assigns.

     Section 16. HEADINGS. The Article and Section headings in this Warrant are inserted for purposes of convenience only and shall have no substantive effect.

     IN WITNESS WHEREOF, ONTRO, INC. has caused this Warrant to be executed by a duly authorized officer under its corporate seal and to be dated as of the date first above written.


                                             ONTRO, INC.
                                             A CALIFORNIA CORPORATION


                                             By:
                                                --------------------------------
                                                James A. Scudder, President



[CORPORATE SEAL]

                               FORM OF ASSIGNMENT

                [To be signed only upon transfer of the Warrant]


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___________________________________________________, all of the rights represented by the within Warrant to purchase _______________ shares of Common Stock of ONTRO, INC. to which the within Warrant relates, and appoints ____________________________________________________________, Attorney to
transfer such rights on the books of ONTRO, INC. with full power of substitution in the premises.


Dated:

                                   --------------------------------------------
                                                     (Signature)


                                   --------------------------------------------

                                   --------------------------------------------
                                                       (Address)



Signed in the presence of:


------------------------------------
Name:
     -------------------------------

                                FORM OF EXERCISE

                [To be signed only upon exercise of the Warrant]


     THE UNDERSIGNED, the Holder of the within Warrant, hereby irrevocably elects to purchase _______________________________ shares of Common Stock of ONTRO, INC. and herewith tenders payment of $____________________ in full payment of the Exercise Price for such shares, and requests that the certificates for such shares be issued in the name of, and delivered to, _________________________________ whose address is ____________________________
_______________________________________________________________________________
______________________________________________________


Dated:

------------------------                ---------------------------------------
                                                       (Signature)


                                        ---------------------------------------

                                        ---------------------------------------
                                                        (Address)